June 11, 1999

                         SUPPLEMENT TO THE PROSPECTUS OF
                              PIONEER MID-CAP FUND
                             DATED FEBRUARY 1, 1999


The following information supplements the corresponding section in the prospectus. Please consult the prospectus for the full text of the revised section.

BASIC INFORMATION ABOUT THE FUND

INVESTMENT STRATEGIES
On April 30, 1999, the market value of companies in Standard & Poor's MidCap 400 Index varied from approximately $202 million to over $14 billion.


MANAGEMENT

PORTFOLIO MANAGER
Effective June 1, 1999, day-to-day management of the fund's portfolio is the responsibility of Eric J. Weigel, a senior vice president of Pioneer, who co-managed the fund's investments since January 1999. Mr. Weigel joined Pioneer in 1998 and has been an investment professional since 1989. Prior to joining Pioneer, Mr. Weigel was head of global asset allocation and portfolio manager at Chancellor LGT Asset Management from 1994 to 1997 and managed domestic and international portfolios for INVESCO Management and Research from 1993 to 1994.

Mr. Weigel and his supporting analysts who specialize in U.S. equity securities are led by Richard E. Dahlberg, a managing director of Pioneer. Mr. Dahlberg joined Pioneer in 1998 and has been an investment professional since 1960. This team provides research for the fund and other Pioneer mutual funds with similar investment objectives or styles. The investment team operates under the supervision of Theresa A. Hamacher. Ms. Hamacher is chief investment officer of Pioneer. She joined Pioneer in 1997 and has been an investment professional since 1984; most recently as chief investment officer at another investment adviser.





                                                                       0699-6667
                                             (C) Pioneer Funds Distributor, Inc.